UNION ACCEPTANCE CORPORATION
                           (Servicer)
                      MONTH ENDING 2/28/99

PRINCIPAL BALANCE RECONCILIATION                                    D O L L A R S
                                                   CLASS A-1           CLASS A-2            CLASS A-3             CLASS A-4
                                               -------------        --------------         -------------      -------------
Original Principal Balance                     49,800,000.00        110,900,000.00         74,675,000.00      72,575,000.00
Beginning Period Principal Balance              3,023,645.75        110,900,000.00         74,675,000.00      72,575,000.00
Principal Collections - Scheduled Payments      3,023,645.75            894,214.79                     -                  -
Principal Collections - Payoffs                            -          3,300,998.84                     -                  -
Principal Withdrawal from Payahead                         -              2,136.93                     -                  -
Gross Principal Charge Offs                                -            672,645.81                     -                  -
Repurchases                                                -             22,576.52                     -                  -
                                               -------------        --------------         -------------      -------------
Ending Balance                                             -        106,007,427.11         74,675,000.00      72,575,000.00
                                               =============        ==============         =============      =============

Certificate Factor                                         -             0.9558830             1.0000000          1.0000000
Pass Through Rate                                     5.5269%               5.4400%               5.4100%             5.520%


PRINCIPAL BALANCE RECONCILIATION                                                        NUMBERS
                                                    CLASS A-5     TOTAL CLASS A's
                                                  -------------   --------------       --------
Original Principal Balance                        43,429,110.20   351,379,110.20         25,235
Beginning Period Principal Balance                43,429,110.20   304,602,755.96         22,909
Principal Collections - Scheduled Payments                    -     3,917,860.54
Principal Collections - Payoffs                               -     3,300,998.84            387
Principal Withdrawal from Payahead                            -         2,136.93
Gross Principal Charge Offs                                   -       672,645.81             54
Repurchases                                                   -        22,576.52              3
                                                  -------------   --------------       --------
Ending Balance                                    43,429,110.20   296,686,537.32         22,465
                                                  =============   ==============       ========

Certificate Factor                                    1.0000000        0.8443488
Pass Through Rate                                         5.640%          5.4872%


CASH FLOW RECONCILIATION

Principal Wired                                                   7,232,112.18
Interest Wired                                                    2,710,489.41
Withdrawal from Payahead Account                                      3,363.24
Repurchases (Principal and Interest)                                 24,113.00
Charge Off Recoveries                                               266,604.23
Interest Advances                                                    60,727.87
Certificate Account Interest Earned                                  25,658.40
Spread Account Withdrawal                                                    -
Class A Policy Draw for Class A Principal or Interest                        -
                                                                 -------------

Total Cash Flow                                                  10,323,068.33
                                                                 =============


TRUSTEE DISTRIBUTION  (3/8/99)

Total Cash Flow                                                  10,323,068.33
Unrecovered Advances on Defaulted Receivables                        21,718.60
Servicing Fee (Due and Unpaid)                                               -
Interest to Class A-1 Certificateholders                             12,997.75
Interest to Class A-2 Certificateholders                            502,746.67
Interest to Class A-3 Certificateholders                            336,659.79
Interest to Class A-4 Certificateholders                            333,845.00
Interest to Class A-5 Certificateholders                            204,116.82
Principal to Class A-1 Certificateholders                         3,023,645.75
Principal to Class A-2 Certificateholders                         4,892,572.89
Principal to Class A-3 Certificateholders                                    -
Principal to Class A-4 Certificateholders                                    -
Principal to Class A-5 Certificateholders                                    -
Insurance Premium                                                    29,998.31
Interest Advance Recoveries from Payments                            48,754.77
Unreimbursed draws on Class A's Policy
       for Class A Principal or  Interest                                    -
Deposit to Payahead                                                  14,603.19
Certificate Account Interest to Servicer                             25,658.40
Payahead Account Interest to Servicer                                   275.58
Excess                                                              875,474.81
                                                                --------------

Net Cash                                                                     -
                                                                ==============

Servicing Fee Retained from Interest Collections                    253,835.63

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                             -
Beginning Balance                                                 5,270,686.65
Trustee Distribution of Excess                                      875,474.81
Interest Earned                                                      18,621.19
Spread Account Draws                                                         -
Reimbursement for Prior Spread Account Draws                                 -
Distribution of Funds to Servicer                                  (894,096.00)
                                                                --------------
Ending Balance                                                    5,270,686.65
                                                                ==============

Required Balance                                                  5,270,686.65



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                 16,690,507.73
Beginning Balance                                                 9,197,944.26
Reduction Due to Spread Account                                          (0.00)
Reduction Due to Principal Reduction                               (376,020.39)
                                                                --------------
Ending Balance                                                    8,821,923.87
                                                                ==============

First Loss Protection Required Amount                             8,821,923.87
First Loss Protection Fee %                                               2.00%
First Loss Protection Fee                                            13,722.99



POLICY  RECONCILIATION


Original Balance                                                351,379,110.20
Beginning Balance                                               301,023,420.57
Draws                                                                        -
Reimbursement of Prior Draws                                                 -
                                                                --------------
Ending Balance                                                  301,023,420.57
                                                                ==============

Adjusted Ending Balance Based Upon Required Balance             293,060,052.33
                                                                ==============
Required Balance                                                293,060,052.33


PAYAHEAD RECONCILIATION


Beginning Balance                                                    75,402.16
Deposit                                                              14,603.19
Payahead Interest                                                       275.58
Withdrawal                                                            3,363.24
                                                                --------------
Ending Balance                                                       86,917.69
                                                                ==============

CURRENT DELINQUENCY
                                           GROSS
   # PAYMENTS DELINQUENT     NUMBER        BALANCE      PRINCIPAL    INTEREST
   ---------------------     ------        -------      ---------    --------
1 Payment                     273      3,593,996.88     50,078.44     41,699.29
2 Payments                    122      1,586,633.32     44,301.81     35,936.97
3 Payments                     51        687,999.79     26,284.83     24,534.21
                              ---      ------------    ----------    ----------
Total                         446      5,868,629.99    120,665.08    102,170.47
                              ===      ============    ==========    ==========

Percent Delinquent          1.985%            1.978%




DELINQUENCY RATE (60+)
                                                        RECEIVABLE
                                      END OF PERIOD     DELINQUENCY
   PERIOD              BALANCE         POOL BALANCE        RATE
   ------              -------         ------------        ----
Current              2,274,633.11     296,686,537.32       0.77%
1st Previous         2,287,418.48     304,602,755.96       0.75%
2nd Previous         2,222,433.12     312,784,446.15       0.71%


NET LOSS RATE

                                                                                         DEFAULTED
                                                     LIQUIDATION        AVERAGE          NET LOSS
   PERIOD                              BALANCE         PROCEEDS       POOL BALANCE     (ANNUALIZED)
   ------                              -------         --------       ------------     ------------
Current                               672,645.81      266,604.23     300,644,646.64         1.62%
1st Previous                          723,291.38       96,723.01     308,693,601.06         2.44%
2nd Previous                          480,510.55       12,239.22     316,839,163.92         1.77%

Gross Cumulative Charge Offs        2,019,673.45                     Net Cumulative Loss Percentage
Gross Liquidation Proceeds            384,273.55                                            0.47%
Number of Repossessions                       41
Number of Inventoried Autos EOM               70


EXCESS YIELD TRIGGER

                                                                             EXCESS YIELD
                                               EXCESS      END OF PERIOD      PERCENTAGE
   PERIOD                                       YIELD       POOL BALANCE     (ANNUALIZED)
   ------                                       -----       ------------     ------------
Current                                       960,826.95   296,686,537.32        3.89%
1st Previous                                1,061,841.48   304,602,755.96        4.18%
2nd Previous                                1,236,448.18   312,784,446.15        4.74%
3rd Previous                                1,888,032.10   320,893,881.69        7.06%
4th Previous                                1,890,880.34   329,556,487.68        6.89%
5th Previous                                  578,504.51   339,863,385.79        2.04%

                                                CURRENT
                                                 LEVEL       TRIGGER            STATUS
                                                 -----       -------            ------
Six Month Average Excess Yield                   4.80%        1.50%               OK

Trigger Hit in Current or any Previous Month                                      NO





DATE: 3/4/99                            /s/ Ashley Vukovits
                                        --------------------------------
                                        ASHLEY VUKOVITS
                                        FINANCE OFFICER